EXHIBIT 99
                             Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  September 2, 2003
Issuer & Symbol:               URS Corporation (URS)
Address of each Reporting Person for this Form 4:
            909 Montgomery Street,
            Suite 400,
            San Francisco, CA  94133
Relationship to Issuer of each Reporting Person:
            10% Owner and Director

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

September 3, 2003

RICHARD C. BLUM & ASSOCIATES, INC.        BLUM CAPITAL PARTNERS, L.P.
By: Richard C. Blum & Associates, Inc.,
    its general partner

By: /s/ Murray A. Indick                  By: /s/ Murray A. Indick
    Murray A. Indick, Partner,                Murray A. Indick, Partner,
    General Counsel and Secretary             General Counsel and Secretary


BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.         STINSON CAPITAL FUND (CAYMAN), LTD.
STINSON CAPITAL PARTNERS III, L.P.        By: BLUM CAPITAL PARTNERS, L.P.,
STINSON CAPITAL PARTNERS (QP), L.P.           its investment advisor
                                          By: Richard C. Blum & Associates,
By:   BLUM CAPITAL PARTNERS, L.P.,             Inc., its general partner
      its general partner
By:   Richard C. Blum & Associates, Inc.,
      its general partner

By: /s/ Murray A. Indick                  By: /s/ Murray A. Indick
    Murray A. Indick, Partner,              Murray A. Indick, Partner,
    General Counsel & Secretary             General Counsel and Secretary

BLUM STRATEGIC GP, L.L.C.                 BLUM STRATEGIC PARTNERS, L.P
                                          By: BLUM STRATEGIC GP, L.L.C
                                             its general partner

By: /s/ Murray A. Indick                  By: /s/ Murray A. Indick
    Murray A. Indick, Member                  Murray A. Indick, Member

RICHARD C. BLUM

By: /s/ Murray A. Indick
    Murray A. Indick, Attorney-in-Fact